Series A Bonds
                               Extension Agreement

                                                               September 3, 1998

Mr. Eiichi Isomura
Chairman and President
Isomura Sangyo Kaisha Ltd.

Dear Eiichi:

This letter sets forth the agreement of Isomura Sangyo Kaisha Ltd. (the "Bond Holder") to extend the payment terms on the Variable Rate A- I Bonds, Variable Rate A-2 Bonds and Variable Rate A-3 Bond ("the Bonds") which it holds from Marker International.

The extension of the Bonds is outlined in detail as follows:

Variable Rate A-1 Bonds ( the "A-1 Bonds")
------------------------------------------

The A- I Bonds were issued in 6 certificate numbers and had an original aggregate value of $8,000,000, of which $4,000,000 has been repaid. At the date of this agreement the A-1 Bonds Certificate Number 5 for $2,000,000 has an amended due date of October 1, 1998 and Certificate Number 6 for $2,000,000 has an amended due date of October 1, 1999. Each of the two A-1 Bonds pay interest at the Japanese Bank Rate as defined on the Bond Certificate.

This agreement extends the payment due dates of Certificate Number 5 for $2,000,000 to October 1, 1999 and Certificate Number 6 for $2,000,000 to October 1, 2000.

Variable Rate A-2 Bonds ( the "A-2 Bonds")
------------------------------------------

The A-2 Bonds were issued in 4 certificate numbers and had an original aggregate value of $10,000,000, of which $5,000,000 has been repaid. At the date of this agreement the A-2 Bonds Certificate Number 3 for $2,500,000 has an amended due date of December 16, 1998 and Certificate Number 4 for $2,500,000 has an amended due date of December 16, 1999. Each of the two outstanding A-2 Bonds pay interest at the Japanese Bank Rate plus 3% as defined on the Bond Certificate.

This agreement extends the payment due dates of Certificate Number 3 for $2,500,000 to December 15, 1999, and Certificate Number 4 for $2,500,000 to December 15, 2000.

Variable Rate A-3 Bond ( the "A-3 Bond")
----------------------------------------

The A-3 Bond was issued in I certificate and had an original value of $1,000,000. At the date of this agreement the A-3 Bond Certificate Number I for $1,000,000 has an amended due date of December 16, 1999. The A-3 Bond pays interest at the Japanese Bank Rate plus 3% as defined on the Bond Certificate.



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Page 2
Bond Extension Agreement


This agreement extends the payment due dates of the A-3 Bond, Certificate Number I for $1,000,000 to December 16, 2001.

Upon demand of the Bond Holder, the Bonds may be converted from United States dollar denominated bonds to Japanese yen denominated bonds (the "Bond Conversion"). The Bond Holder must notify Marker International to enable Marker International to secure foreign exchange contract to enable Marker International to convert Untied States dollars to Japanese yen at the scheduled maturity of the Bonds.

The interest rate for the Bonds shall reflect the Bond Conversion, in that the rate of interest paid on the Bonds shall be adjusted to reflect the Japanese yen borrowing rate (the "Japanese Yen Bank Rate") not the current Japanese Bank Rate as defined on the Bonds. The A-2 Bonds and the A-3 Bond shall continue to include a 3% premium over the Japanese Yen Bank Rate.

Each of the Bonds shall accrue interest at the defined rate on the outstanding principal amount of the Bonds. Marker International shall pay interest to the Bond Holder semi-annually of $125,000 ("the Interest Payment"). Such Interest Payment by Marker International shall be applied to the accrued interest on the Bonds pro-rata to the amount of interest accrued on the Bonds. In as much as the Interest Payment made by Marker International is less than the accrued interest on the applicable bond, the remaining accrued but unpaid interest shall become due and payable only upon the payment of the principal amount of the applicable bond. In as much as the Interest Payment made by Marker International is more than the accrued interest on the applicable bond, the excess interest shall be applied to pro-rata to the to the 3% premium on the A-2 Bonds and the A-3 Bond.

Except as specifically set forth herein, the terms of the Bonds remain unchanged.

If this letter is consistent with your understanding of our arrangement, please indicate by signing this agreement in the space provided below whereupon this letter shall be an agreement between us.

Sincerely,
/s/ Brad L. Stewart
Brad L. Stewart
Executive Vice President
Marker International

Agreed to: /s/ Eiichi Isomura              Agreed to: /s/ Brad L. Stewart
          -------------------                         -------------------
           Eiichi Isomura                             Brad L.Stewart
           Isomura Sangyo Kaisha Ltd.                 Mark International
           Date: September 4, 1998                    Date: September 4, 1998